SUBJECT TO REVISION
COMPUTATIONAL MATERIALS

TERM SHEET

[October 17], 2003

[$750,000,000] (+/- 10%)

(Approximate)

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

CLASSES A1, A2, A3, A-IO, M1, M2, M3, M4, M5 & M6

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

Issuer

ASSET BACKED SECURITIES CORPORATION

Depositor

DLJ MORTGAGE CAPITAL, INC.

Seller

Originator

Servicer

**Subject to Revision**

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Structure Summary

Asset Backed Securities Corp Home Equity Loan Trust 2003-HE7

Offered Certificates

					Expected	Expected
				Expected	First	Last
	Approx.		Expected	WAL	Principal	Principal
Class	Principal ($)	Tranche Type	Ratings S/F/M(1)	(YRS)(2)	Pay	Pay(2)
A1 (3)	225,000,000	Senior / FLT	AAA/AAA/Aaa	2.59	1/2004	9/2011
A2 (3)	273,000,000	Senior / FLT	AAA/AAA/Aaa	2.58	1/2004	9/2011
A3 (3)	128,250,000	Senior / FLT	AAA/AAA/Aaa	2.64	1/2004	9/2011
A-IO	Notional(4)	Senior / FXD / IO	AAA/AAA/Aaa	1.05	1/2004 (5)	6/2005 (5)
M1 (3)	45,000,000	Mezzanine / FLT	AA/AA/Aa2	5.22	3/2007	9/2011
M2 (3)	37,500,000	Mezzanine / FLT	A/A/A2	5.19	2/2007	9/2011
M3 (3)	11,250,000	Mezzanine / FLT	A-/A-/A3	5.17	2/2007	9/2011
M4 (3)	11,250,000	Subordinate / FLT	BBB+/BBB+/Baa1	5.17	1/2007	9/2011
M5 (3)	9,380,000	Subordinate / FLT	BBB/BBB/Baa2	5.16	1/2007	9/2011
M6 (3)	9,370,000	Subordinate / FLT	BBB-/BBB-/Baa3	5.15	1/2007	9/2011
Total	750,000,000

(1)

Standard & Poor’s, Fitch and Moody’s.

(2)

To 10% Call at the Pricing Speed.

(3)

The margin on the Class A1, Class A2 and Class A3 Certificates will double and the margin on the Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates will increase 1.5x after the first Distribution Date on which the optional clean-up call is exercisable.

(4)

The Class A-IO Certificates are not entitled to any principal payments but will accrue interest on a scheduled notional balance described herein for the first 18 distribution dates.

(5)

Interest payment window.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Summary of Terms

Cut-off Date:	December 1, 2003
Expected Pricing:	On or about October [20], 2003
Mortgage Originator:	New Century Mortgage Corporation
Seller:	DLJ Mortgage Capital, Inc.
Expected Settlement:	December 4, 2003 (the “Closing Date")
Servicer:	Provident Bank
Trustee:	U.S. Bank National Association
Lead Underwriter:	Credit Suisse First Boston LLC
Co-Managers:	TBD
Record Date:

With respect to any Distribution Date, for the Class A-IO Certificates, will be the last business day of the month immediately preceding the Distribution Date (for the first Distribution Date, the Closing Date).  With respect to any Distribution Date, for the Class A1, Class A2, Class A3, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates, will be the business day immediately preceding the Distribution Date.

Distribution Date:	The 15th day of each month (or if such 15th day is not a business day, the next succeeding business day) commencing on January 15, 2004.
Interest Accrual:

Interest on the Class A1, Class A2, Class A3, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates will accrue for the period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of the actual number of days during the accrual period, with a 360-day year.

Interest on the Class A-IO Certificates will accrue for the calendar month preceding the month in which such Distribution Date occurs.  Interest will be paid on the basis of a 30-day month with a 360-day year.

Interest on the Class B-IO Certificates will accrue for the period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of a 30-day month with a 360-day year.

ERISA:	All of the Offered Certificates are expected to be ERISA eligible. Other classes may not be ERISA eligible.
SMMEA:	Only the Class A Certificates and M1 Certificates are expected to be SMMEA eligible.
Tax Status:	Multiple REMICs for federal income tax purposes.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Servicing Fee:	The servicing fee of 0.50% per annum will be paid before current interest on all Certificates.
Trustee Fee:	The trustee fee is expected to be zero. All compensation to the Trustee will be on interest earned on amounts in the distribution account prior to any Distribution Date.
Optional Redemption:	The Servicer has the right to exercise the 10% optional clean-up call with respect to the mortgage loans serviced by it.
Certificate Rating:

[It is a condition to the issuance of the Class A1, the Class A2 and the Class A3 Certificates that they receive ratings of “AAA” from Standard & Poor’s (“S&P”), “AAA” from Fitch Ratings (“Fitch”) and “Aaa” from Moody’s Investors Service (“Moody’s”), that the Class A-IO Certificates receive a rating of “AAA” from S&P, “AAA” from Fitch and “Aaa” from Moody's, that the Class M1 Certificates receive a rating of “AA” from S&P, “AA” from Fitch and “Aa2” from Moody's, that the Class M2 Certificates receive a rating of “A” from S&P, “A” from Fitch and “A2” from Moody's, that the Class M3 Certificates receive a rating of “A-” from S&P, “A-” from Fitch and “A3” from Moody's, that the Class M4 Certificates receive a rating of “BBB+” from S&P, “BBB+” from Fitch and “Baa1” from Moody's, that the Class M5 Certificates receive a rating of “BBB” from S&P, “BBB” from Fitch and “Baa2” from Moody's, and that the Class M6 Certificates receive a rating of "BBB-" from S&P, "BBB-" from Fitch and "Baa3" from Moody's. ]

Registration:	The Offered Certificates will be available through DTC and Euroclear.
P&I Advances:

Unless the Servicer determines that any proposed advance is not recoverable from future payments or collections on the related mortgage loan, the Servicer will be required to advance scheduled payments of principal and interest on such mortgage loan if such scheduled payment is not received.

Compliance:

It is expected that no mortgage loan will be subject to the Home Ownership Equity Protection Act (Section 32 Loans) or be subject to the Georgia Fair Lending Act.  It is expected that all mortgage loans will have been originated in accordance with applicable state law, and will not be considered “High Cost”.  CSFB conducts a sample review during due diligence to ensure adherence to these guidelines and the Originator will make representation and warranties to the Trust.

Pricing Speed:	Fixed Rate: 115% PPC: (100% PPC: 4% - 20% CPR over 12 months, remaining at 20% CPR thereafter.) ARM: 26% CPR
Certificates:

Group I Certificates:  Class A1 Certificates

Group II Certificates:  Class A2 Certificates

Group III Certificates:  Class A3 Certificates

Class A Certificates:  Class A1, Class A2, Class A3 and Class A-IO Certificates

Class M Certificates:  Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Interest Distributions:

Interest collections (net of the Servicing Fee and Cap Fee ) will generally be allocated in the following priority:

1.

Pari-Passu to the Class A1, Class A2, Class A3, and Class A-IO Certificates current interest plus unpaid interest shortfalls, if any.

2.

To the Class M1 Certificates current interest.

3.

To the Class M2 Certificates current interest.

4.

To the Class M3 Certificates current interest.

5.

To the Class M4 Certificates current interest.

6.

To the Class M5 Certificates current interest.

7.

Pari-Passu to the Class M6 Certificates current interest and the unrated Class B-IO Certificates current interest.

Principal Distributions:

Collections of principal before the Stepdown Date, or if a Trigger Event exists, will be allocated in the following priority:

1.

Pay the Class A Certificates to zero.  The Class A1 Certificates will be paid the Class A1 Percentage, the Class A2 Certificates will be paid the Class A2 Percentage and the Class A3 Certificates will be paid the Class A3 Percentage of the total principal remittance amount until all such class principal balances have been reduced to zero.

2.

Pay the principal remittance amount to the Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates sequentially to zero.

Collections of principal on and after the Stepdown Date, and if a Trigger Event does not exist, will be allocated in the following priority:

1.

Pay the Class A Certificates to their target enhancement level.  The Class A1 Certificates will be paid the Class A1 Percentage, the Class A2 Certificates will be paid the Class A2 Percentage and the Class A3 Certificates will be paid the Class A3 Percentage of the Class A Principal Distribution Amount until such class principal balances have been reduced to zero.

2.

Pay the Class M1 Certificates to their targeted enhancement level.

3.

Pay the Class M2 Certificates to their targeted enhancement level.

4.

Pay the Class M3 Certificates to their targeted enhancement level.

5.

Pay the Class M4 Certificates to their targeted enhancement level.

6.

Pay the Class M5 Certificates to their targeted enhancement level.

7.

Pay the Class M6 Certificates to their targeted enhancement level.

Class A1 Percentage:	The principal remittance amount for the Group 1 Collateral divided by the principal remittance amount for the total collateral.
Class A2 Percentage:	The principal remittance amount for the Group 2 Collateral divided by the principal remittance amount for the total collateral.
Class A3 Percentage:	The principal remittance amount for the Group 3 Collateral divided by the principal remittance amount for the total collateral.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Overcollateralization Provisions:

Except with respect to the first Distrubtion Date, any Net Monthly Excess Cashflow will be paid as follows:

1.

To the Certificates in an amount equal to the principal portion of any realized losses on the mortgage loans.

2.

To the Certificates to build the Overcollateralization Amount to the target level.

3.

Unpaid Interest Shortfalls and Unpaid Realized Losses, in that order, first to the Class M1 Certificates, then to the Class M2 Certificates, then to the Class M3 Certificates, then to the Class M4 Certificates, then to the Class M5 Certificates, and then Unpaid Interest Shortfalls Pari-Passu to the Class M6 Certificates and the Class B-IO Certificates followed by Unpaid Realized Losses to the Class M6 Certificates

4.

Reimbursement for prepayment interest shortfalls, first concurrently to the Class A1, Class A2, Class A3 and Class A-IO Certificates, then to the Class M1 Certificates, then to the Class M2 Certificates, then to the Class M3 Certificates, then to the Class M4 Certificates, then to the Class M5 Certificates, and then Pari-Passu to the Class M6 Certificates and the Class B-IO Certificates.

5.

Carry Forward Amount first concurrently to the Class A1, Class A2, Class A3 Certificates, and then sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates and the Class M6 Certificates, subject to weighted average pass through rates on the Certificates.

Available Funds Cap:

The Certificates will generally be subject to an Available Funds Cap equal to the WAC LESS the sum of (expressed as a percentage of the outstanding collateral balance):

a)

with respect to the Offered Certificates and the Class B-IO Certificates, the applicable portion of the Servicing and Cap Fee;

b)

with respect to the Offered Certificates (other than the Class A-IO Certificates) and the Class B-IO Certificates, for the first 18 Distribution Dates only, the product of (i) the Class A-IO Coupon and (ii) the lesser of (x) the Class A-IO Notional Balance and (y) the aggregate outstanding principal balance of the mortgage loans.

c)

with respect to the Offered Certificates (other than the Class A-IO Certificates) for the first 24 Distribution Dates only, the product of (i) the Class B-IO Coupon and (ii) the lesser of (x) the Class B-IO Notional Balance and (y) the aggregate outstanding principal balance of the mortgage loans.

Available Funds Cap Carry Forward:

If interest collections on a Distribution Date are insufficient to make required interest payments to the Certificates due to the Available Funds Cap, amounts unpaid to the Certificates will be carried forward to the next Distribution Date (the “Carry Forward Amount”).  Carry Forward Amounts at the next Distribution Date will include interest on the Carry Forward Amount, calculated at the applicable Certificate Rate.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Overcollateralization:

An initial overcollateralization of 0% building to [2.20%] of the aggregate original principal balance of the mortgage loans, stepping down on the Stepdown Date, provided a Trigger Event is not in effect, to [4.40%] of the aggregate outstanding principal balance of the mortgage loans, subject to the Overcollateralization Floor.  If a Trigger Event is in effect, the Overcollateralization Target Amount will equal the Target Amount for the immediately preceding period.

Overcollateralization Floor: 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

Stepdown Date:

The earlier of (i) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero, and (ii) the later to occur of (x) the Distribution Date in January 2007 and (y) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to [37.40%].

Credit Enhancement:

Coupon Step-Ups:

On the Distribution Date after the earliest date on which the optional clean up call can be exercised, the margin on the Class A1, Class A2 and Class A3 Certificates will double and the margin on the Class M1, Class M2, Class M3, Class M4, Class M5 Certificates and Class M6 Certificates will increase 1.5 times.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Cap Contract:

The Trust will include a Cap Contract for the benefit of the Offered Certificates.  The notional balance of the Cap for any Distribution Date will be the lesser of (x) the outstanding certificate principal balance of the Offered Certificates immediately preceding that Distribution Date and (y) the approximate amount specified below.  In exchange for a monthly fee, the counterparty will be obligated to make monthly payments to the Trust when one-month LIBOR exceeds the strike rate beginning with the Distribution Date in February 2004.  Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the ceiling rate below.  The Cap Contract will terminate after the Distribution Date in April 2006.

Month	Notional Balance	Strike Rate	Ceiling Rate	Month	Notional Balance	Strike Rate	Ceiling Rate
1	[750,000,000]	[N/A]	[N/A]	15	[539,833,631]	[6.72]	[9.25]
2	[734,435,038]	[5.84]	[9.25]	16	[526,487,617]	[6.06]	[9.25]
3	[718,930,467]	[6.29]	[9.25]	17	[513,469,301]	[6.25]	[9.25]
4	[703,480,272]	[5.90]	[9.25]	18	[500,770,667]	[6.03]	[9.25]
5	[688,079,949]	[6.10]	[9.25]	19	[488,383,896]	[6.47]	[9.25]
6	[672,726,506]	[5.90]	[9.25]	20	[476,301,359]	[6.26]	[9.25]
7	[657,418,457]	[6.10]	[9.25]	21	[464,515,613]	[6.25]	[9.25]
8	[642,155,808]	[5.90]	[9.25]	22	[453,019,398]	[6.45]	[9.25]
9	[626,940,030]	[5.90]	[9.25]	23	[441,805,630]	[7.23]	[9.25]
10	[611,774,028]	[6.10]	[9.25]	24	[430,868,112]	[7.46]	[9.25]
11	[596,662,098]	[5.90]	[9.25]	25	[420,199,353]	[7.46]	[9.25]
12	[581,921,052]	[6.10]	[9.25]	26	[409,792,779]	[7.46]	[9.25]
13	[567,541,822]	[5.90]	[9.25]	27	[399,641,973]	[8.26]	[9.25]
14	[553,515,559]	[6.08]	[9.25]	28	[389,740,677]	[7.46]	[9.25]

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Class A-IO:

The Class A-IO Coupon will be 4.00% for the first [18] Distribution Dates, and then 0% thereafter, (subject to the Available Funds Cap).

The notional amount of the Class A-IO Certificates will be equal to the lesser of (i) the Class A-IO Notional Balance and (ii) the aggregate outstanding principal balance of the mortgage loans.  The Class A-IO Notional Balance will initially equal approximately [$60.2] million and will thereafter be described as below.

Month	Class A-IO Notional Balance	Month	Class A-IO Notional Balance	Month	Class A-IO Notional Balance
1	[60,200,000]	7	[44,500,000]	13	[30,500,000]
2	[57,600,000]	8	[42,100,000]	14	[30,500,000]
3	[54,900,000]	9	[39,700,000]	15	[30,500,000]
4	[52,200,000]	10	[37,300,000]	16	[30,500,000]
5	[49,600,000]	11	[35,000,000]	17	[30,500,000]
6	[47,100,000]	12	[32,700,000]	18	[30,500,000]

Unrated Class B-IO: (Non-Offered Class)

The Class B-IO Coupon for the first 24 Distribution Dates will be 3.50% (subject to a cap), and then 0% thereafter.

The notional amount of the Class B-IO Certificates will be equal to the lesser of (i) the Class B-IO Notional Balance and (ii) the aggregate outstanding principal balance of the mortgage loans.  The Class B-IO Notional Balance will equal approximately [$62.0] million for the first 13 months and the Notional Balance will be reduced to approximately [$31.0] in month 14 for the remainder of the Distribution Dates.

Month	Class B-IO Notional Balance	Month	Class B-IO Notional Balance	Month	Class B-IO Notional Balance
1	[62,000,000]	9	[62,000,000]	17	[31,000,000]
2	[62,000,000]	10	[62,000,000]	18	[31,000,000]
3	[62,000,000]	11	[62,000,000]	19	[31,000,000]
4	[62,000,000]	12	[62,000,000]	20	[31,000,000]
5	[62,000,000]	13	[62,000,000]	21	[31,000,000]
6	[62,000,000]	14	[31,000,000]	22	[31,000,000]
7	[62,000,000]	15	[31,000,000]	23	[31,000,000]
8	[62,000,000]	16	[31,000,000]	24	[31,000,000]

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Trigger Event:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of mortgage loans greater than 60 days or more delinquent exceeds [40%] of the Credit Enhancement Percentage or (ii) the cumulative realized losses as a percentage of the mortgage loans, as of the Cut-off Date are greater than:

Distribution Date	Percentage
Jan 2007 – Dec 2007	[3.00]% for the first month, plus an additional 1/12th of [1.75]% for each month thereafter.
Jan 2008 – Dec 2008	[4.75]% for the first month, plus an additional 1/12th of [1.50]% for each month thereafter.
Jan 2009 – Dec 2009	[6.25]% for the first month, plus an additional 1/12th of [0.75]% for each month thereafter.
Jan 2010 – Dec 2010	[7.00]% for the first month, plus an additional 1/12th of [0.25]% for each month thereafter.
Jan 2011 and thereafter	[7.25]%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Bond Sensitivity Tables

To Call

Class A-1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price	100.000	100.000	100.000	100.000	100.000	100.000	100.000
WAL	17.56	4.78	3.31	2.59	1.79	1.43	1.17
Mod Durn	15.19	4.52	3.20	2.52	1.76	1.42	1.17
Principal Window	Jan04 - Mar32	Jan04 - Mar18	Jan04 - Nov13	Jan04 - Sep11	Jan04 - Jul09	Jan04 - Sep08	Jan04 - Dec06

Class A-2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price	100.000	100.000	100.000	100.000	100.000	100.000	100.000
WAL	17.66	4.76	3.30	2.58	1.78	1.42	1.17
Mod Durn	15.26	4.50	3.19	2.51	1.76	1.41	1.16
Principal Window	Jan04 - Mar32	Jan04 - Mar18	Jan04 - Nov13	Jan04 - Sep11	Jan04 - Jul09	Jan04 - Sep08	Jan04 - Dec06

Class A-3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price	100.000	100.000	100.000	100.000	100.000	100.000	100.000
WAL	17.55	4.89	3.38	2.64	1.83	1.47	1.20
Mod Durn	15.14	4.62	3.26	2.57	1.81	1.45	1.19
Principal Window	Jan04 - Mar32	Jan04 - Mar18	Jan04 - Nov13	Jan04 - Sep11	Jan04 - Jul09	Jan04 - Sep08	Jan04 - Dec06

Class M-1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price	100.000	100.000	100.000	100.000	100.000	100.000	100.000
WAL	25.68	9.44	6.52	5.22	4.48	4.58	4.05
Mod Durn	20.55	8.62	6.13	4.98	4.32	4.42	3.93
Principal Window	Apr25 - Mar32	Jun08 - Mar18	Jan07 - Nov13	Mar07 - Sep11	Aug07 - Jul09	Dec07 - Sep08	Dec06 - Jan08

Class M-2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price	100.000	100.000	100.000	100.000	100.000	100.000	100.000
WAL	25.68	9.44	6.52	5.19	4.22	4.04	4.03
Mod Durn	17.97	8.11	5.87	4.77	3.96	3.81	3.80
Principal Window	Apr25 - Mar32	Jun08 - Mar18	Jan07 - Nov13	Feb07 - Sep11	Apr 07 - Jul09	Jun07 - Sep08	Aug07 - Jan08

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Class M-3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price	100.000	100.000	100.000	100.000	100.000	100.000	100.000
WAL	25.68	9.44	6.52	5.17	4.12	3.85	3.75
Mod Durn	17.45	8.00	5.81	4.73	3.85	3.62	3.53
Principal Window	Apr25 - Mar32	Jun08 - Mar18	Jan07 - Nov13	Feb07 - Sep11	Apr 07 - Jul09	May07 - Sep08	Jun 07 - Jan08

Class M-4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price	100.000	100.000	100.000	100.000	100.000	100.000	100.000
WAL	25.68	9.44	6.52	5.17	4.08	3.79	3.64
Mod Durn	15.06	7.47	5.52	4.53	3.69	3.45	3.33
Principal Window	Apr25 - Mar32	Jun08 - Mar18	Jan07 - Nov13	Jan07 - Sep11	Mar07 - Jul09	Apr 07 - Sep08	May07 - Jan08

Class M-5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price	100.000	100.000	100.000	100.000	100.000	100.000	100.000
WAL	25.67	9.43	6.52	5.16	4.05	3.73	3.55
Mod Durn	14.19	7.25	5.40	4.44	3.61	3.36	3.22
Principal Window	Apr25 - Mar32	Jun08 - Mar18	Jan07 - Nov13	Jan07 - Sep11	Feb07 - Jul09	Mar07 - Sep08	Mar 07 - Jan08

Class M-6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price	100.000	100.000	100.000	100.000	100.000	100.000	100.000
WAL	25.67	9.42	6.50	5.15	4.03	3.68	3.48
Mod Durn	14.19	7.25	5.39	4.43	3.60	3.32	3.16
Principal Window	Apr25 - Mar32	Jun08 - Mar18	Jan07 - Nov13	Jan07 - Sep11	Jan07 - Jul09	Feb07 - Sep08	Feb 07 - Jan08

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Bond Sensitivity Tables

To Maturity

Class A-1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price	100.000	100.000	100.000	100.000	100.000	100.000	100.000
WAL	17.61	5.10	3.57	2.79	1.95	1.56	1.17
Mod Durn	15.22	4.78	3.42	2.70	1.91	1.53	1.17
Principal Window	Jan04 - Sep33	Jan04 - Aug29	Jan04 - May24	Jan04 - May20	Jan04 - Jan16	Jan 04 - Mar14	Jan04 - Dec06

Class A-2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price	100.000	100.000	100.000	100.000	100.000	100.000	100.000
WAL	17.72	5.07	3.55	2.78	1.94	1.54	1.17
Mod Durn	15.30	4.75	3.40	2.69	1.90	1.52	1.16
Principal Window	Jan04 - Sep33	Jan04 - Jul29	Jan04 - Apr24	Jan04 - Apr20	Jan04 - Dec15	Jan04 - Feb14	Jan04 - Dec06

Class A-3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price	100.000	100.000	100.000	100.000	100.000	100.000	100.000
WAL	17.62	5.32	3.73	2.91	2.05	1.64	1.20
Mod Durn	15.18	4.96	3.55	2.81	2.00	1.62	1.19
Principal Window	Jan04 - Oct33	Jan04 - Apr30	Jan04 - Mar25	Jan04 - Jan21	Jan04 - Sep16	Jan04 - Sep14	Jan04 - Dec06

Class M-1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price	100.000	100.000	100.000	100.000	100.000	100.000	100.000
WAL	25.83	10.29	7.19	5.75	4.89	4.99	5.93
Mod Durn	20.64	9.26	6.67	5.43	4.68	4.79	5.63
Principal Window	Apr25 - Aug33	Jun08 - Aug27	Jan07 - Oct21	Mar07 - Feb18	Aug07 - May14	Dec07 - Oct12	Dec06 - Mar13

Class M-2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price	100.000	100.000	100.000	100.000	100.000	100.000	100.000
WAL	25.83	10.22	7.12	5.66	4.58	4.34	4.37
Mod Durn	18.04	8.61	6.30	5.14	4.26	4.07	4.10
Principal Window	Apr25 - Jul33	Jun08 - Mar26	Jan07 - May20	Feb07 - Nov16	Apr07 - Jun13	Jun07 - Dec11	Aug07 - Nov10

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Class M-3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price	100.000	100.000	100.000	100.000	100.000	100.000	100.000
WAL	25.81	10.12	7.03	5.58	4.43	4.11	3.97
Mod Durn	17.51	8.43	6.17	5.04	4.10	3.83	3.72
Principal Window	Apr25 - Apr33	Jun08 - Jan24	Jan07 - May18	Feb07 - Apr15	Apr07 - Mar12	May07 - Dec10	Jun07 - Dec09

Class M-4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price	100.000	100.000	100.000	100.000	100.000	100.000	100.000
WAL	25.80	10.02	6.95	5.51	4.34	4.00	3.82
Mod Durn	15.10	7.77	5.79	4.76	3.89	3.62	3.48
Principal Window	Apr25 - Mar33	Jun08 - Jan23	Jan07 - Jul17	Jan07 - Aug14	Mar07 - Sep11	Apr07 - Jul10	May07 - Aug09

Class M-5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price	100.000	100.000	100.000	100.000	100.000	100.000	100.000
WAL	25.77	9.86	6.82	5.40	4.24	3.88	3.68
Mod Durn	14.21	7.46	5.58	4.60	3.75	3.48	3.32
Principal Window	Apr25 - Dec32	Jun08 - Aug21	Jan07 - Jun16	Jan07 - Sep13	Feb07 - Jan11	Mar07 - Dec09	Mar07 - Feb09

Class M-6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Price	100.000	100.000	100.000	100.000	100.000	100.000	100.000
WAL	25.70	9.55	6.60	5.22	4.09	3.73	3.52
Mod Durn	14.19	7.31	5.45	4.48	3.64	3.36	3.19
Principal Window	Apr25 - Aug32	Jun08 - Jan20	Jan07 - Mar15	Jan07 - Sep12	Jan07 - May10	Feb07 - May09	Feb07 - Aug08

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PREPAYMENT SENSITIVITIES (%)

Class A-IO to Call

Prepayment Speed	50 CPR	60 CPR	70 CPR	80 CPR	81 CPR	82 CPR	83 CPR
Yield at 3.94855%	3.25%	3.25%	3.25%	3.25%	-2.79%	-2.79%	-9.45%

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include: (1) prepayment speed is 115% PPC for Fixed Rate Mortgages and 26% CPR for Floating Rate Mortgages, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

	Static LIBOR		Forward LIBOR
	CDR Break	Cum Loss	CDR Break	Cum Loss
Class M-1	23.1	19.01%	19.3	17.04%
Class M-2	15.5	14.67%	12.0	12.25%
Class M-3	13.5	13.30%	10.1	10.75%
Class M-4	11.5	11.82%	8.5	9.38%
Class M-5	10.0	10.62%	7.3	8.29%
Class M-6	9.0	9.77%	6.5	7.53%

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Excess Spread (1) (2)

Period	Date	Static LIBOR	Forward LIBOR	Period	Date	Static LIBOR	Forward LIBOR
1	15-Jan-04	3.50%	3.50%	48	15-Dec-07	4.70%	3.37%
2	15-Feb-04	4.20%	4.18%	49	15-Jan-08	4.64%	3.13%
3	15-Mar-04	4.31%	4.25%	50	15-Feb-08	4.64%	3.06%
4	15-Apr-04	4.20%	4.09%	51	15-Mar-08	4.76%	3.42%
5	15-May-04	4.25%	4.11%	52	15-Apr-08	4.63%	2.97%
6	15-Jun-04	4.19%	3.92%	53	15-May-08	4.70%	3.29%
7	15-Jul-04	4.25%	3.93%	54	15-Jun-08	4.63%	3.09%
8	15-Aug-04	4.19%	3.77%	55	15-Jul-08	4.70%	3.22%
9	15-Sep-04	4.19%	3.60%	56	15-Aug-08	4.63%	2.97%
10	15-Oct-04	4.24%	3.58%	57	15-Sep-08	4.63%	2.96%
11	15-Nov-04	4.18%	3.38%	58	15-Oct-08	4.70%	3.11%
12	15-Dec-04	4.23%	3.26%	59	15-Nov-08	4.63%	3.01%
13	15-Jan-05	4.16%	3.06%	60	15-Dec-08	4.69%	3.20%
14	15-Feb-05	4.34%	3.10%	61	15-Jan-09	4.63%	2.95%
15	15-Mar-05	4.49%	3.18%	62	15-Feb-09	4.63%	2.91%
16	15-Apr-05	4.30%	2.74%	63	15-Mar-09	4.82%	3.53%
17	15-May-05	4.34%	2.70%	64	15-Apr-09	4.63%	2.85%
18	15-Jun-05	4.26%	2.45%	65	15-May-09	4.69%	3.13%
19	15-Jul-05	4.55%	2.66%	66	15-Jun-09	4.63%	2.93%
20	15-Aug-05	4.47%	2.43%	67	15-Jul-09	4.69%	3.09%
21	15-Sep-05	4.46%	2.34%	68	15-Aug-09	4.63%	2.85%
22	15-Oct-05	4.50%	2.33%	69	15-Sep-09	4.63%	2.84%
23	15-Nov-05	4.43%	3.04%	70	15-Oct-09	4.69%	3.01%
24	15-Dec-05	4.48%	3.10%	71	15-Nov-09	4.63%	2.87%
25	15-Jan-06	4.66%	3.10%	72	15-Dec-09	4.69%	3.07%
26	15-Feb-06	4.65%	2.99%	73	15-Jan-10	4.63%	2.83%
27	15-Mar-06	4.83%	3.36%	74	15-Feb-10	4.63%	2.80%
28	15-Apr-06	4.63%	2.81%	75	15-Mar-10	4.82%	3.45%
29	15-May-06	4.71%	3.76%	76	15-Apr-10	4.63%	2.76%
30	15-Jun-06	4.64%	3.55%	77	15-May-10	4.69%	3.02%
31	15-Jul-06	4.69%	3.61%	78	15-Jun-10	4.62%	2.81%
32	15-Aug-06	4.61%	3.34%	79	15-Jul-10	4.69%	2.99%
33	15-Sep-06	4.60%	3.30%	80	15-Aug-10	4.62%	2.75%
34	15-Oct-06	4.65%	3.36%	81	15-Sep-10	4.62%	2.74%
35	15-Nov-06	4.58%	3.43%	82	15-Oct-10	4.69%	2.92%
36	15-Dec-06	4.63%	3.56%	83	15-Nov-10	4.62%	2.77%
37	15-Jan-07	4.55%	3.29%	84	15-Dec-10	4.69%	2.97%
38	15-Feb-07	4.57%	3.20%	85	15-Jan-11	4.62%	2.73%
39	15-Mar-07	4.80%	3.72%	86	15-Feb-11	4.62%	2.71%
40	15-Apr-07	4.63%	3.13%	87	15-Mar-11	4.81%	3.35%
41	15-May-07	4.70%	3.50%	88	15-Apr-11	4.62%	2.65%
42	15-Jun-07	4.64%	3.30%	89	15-May-11	4.69%	2.93%
43	15-Jul-07	4.70%	3.42%	90	15-Jun-11	4.63%	2.70%
44	15-Aug-07	4.64%	3.16%	91	15-Jul-11	4.70%	2.90%
45	15-Sep-07	4.64%	3.13%	92	15-Aug-11	4.64%	2.68%
46	15-Oct-07	4.70%	3.24%	93	15-Sep-11	4.65%	2.68%
47	15-Nov-07	4.64%	3.21%

(1) Assumes the pricing speed.

(2) Calculated as (a) interest collections on the collateral (net of the servicing fee and cap fee), less total interest on the Certificates divided by (b) collateral balance as of the beginning period, times twelve.

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Available Funds Cap (“AFC”)

Period	Date	AFC(1)	Period	Date	AFC(1)
1	15-Jan-04	N/A	48	15-Dec-07	11.41%
2	15-Feb-04	9.25%	49	15-Jan-08	11.04%
3	15-Mar-04	9.25%	50	15-Feb-08	11.04%
4	15-Apr-04	9.25%	51	15-Mar-08	11.79%
5	15-May-04	9.25%	52	15-Apr-08	11.03%
6	15-Jun-04	9.25%	53	15-May-08	11.40%
7	15-Jul-04	9.25%	54	15-Jun-08	11.03%
8	15-Aug-04	9.25%	55	15-Jul-08	11.39%
9	15-Sep-04	9.25%	56	15-Aug-08	11.02%
10	15-Oct-04	9.25%	57	15-Sep-08	11.02%
11	15-Nov-04	9.25%	58	15-Oct-08	11.38%
12	15-Dec-04	9.25%	59	15-Nov-08	11.01%
13	15-Jan-05	9.25%	60	15-Dec-08	11.38%
14	15-Feb-05	9.25%	61	15-Jan-09	11.01%
15	15-Mar-05	9.25%	62	15-Feb-09	11.00%
16	15-Apr-05	9.25%	63	15-Mar-09	12.18%
17	15-May-05	9.25%	64	15-Apr-09	11.00%
18	15-Jun-05	9.25%	65	15-May-09	11.36%
19	15-Jul-05	9.25%	66	15-Jun-09	10.99%
20	15-Aug-05	9.25%	67	15-Jul-09	11.35%
21	15-Sep-05	9.25%	68	15-Aug-09	10.98%
22	15-Oct-05	9.25%	69	15-Sep-09	10.98%
23	15-Nov-05	9.25%	70	15-Oct-09	11.34%
24	15-Dec-05	9.25%	71	15-Nov-09	10.97%
25	15-Jan-06	9.25%	72	15-Dec-09	11.33%
26	15-Feb-06	9.25%	73	15-Jan-10	10.97%
27	15-Mar-06	9.25%	74	15-Feb-10	10.96%
28	15-Apr-06	9.25%	75	15-Mar-10	12.13%
29	15-May-06	8.76%	76	15-Apr-10	10.96%
30	15-Jun-06	8.47%	77	15-May-10	11.32%
31	15-Jul-06	8.75%	78	15-Jun-10	10.95%
32	15-Aug-06	8.47%	79	15-Jul-10	11.31%
33	15-Sep-06	8.47%	80	15-Aug-10	10.94%
34	15-Oct-06	8.75%	81	15-Sep-10	10.94%
35	15-Nov-06	9.45%	82	15-Oct-10	11.30%
36	15-Dec-06	9.76%	83	15-Nov-10	10.93%
37	15-Jan-07	9.44%	84	15-Dec-10	11.29%
38	15-Feb-07	9.44%	85	15-Jan-11	10.93%
39	15-Mar-07	10.45%	86	15-Feb-11	10.92%
40	15-Apr-07	9.44%	87	15-Mar-11	12.09%
41	15-May-07	10.76%	88	15-Apr-11	10.92%
42	15-Jun-07	10.41%	89	15-May-11	11.28%
43	15-Jul-07	10.75%	90	15-Jun-11	10.91%
44	15-Aug-07	10.40%	91	15-Jul-11	11.27%
45	15-Sep-07	10.40%	92	15-Aug-11	10.90%
46	15-Oct-07	10.74%	93	15-Sep-11	10.90%
47	15-Nov-07	11.05%

(1)

Assumes 1-month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the Cap. Assumes 1 month and 6 month LIBOR equal 20%.

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MORTGAGE LOANS

The Mortgage Loans consist of first lien 2/28, 3/27 and Interest Only adjustable rate loans first lien fixed rate closed-end home equity loans.  The 2/28 and 3/27 adjustable rate loans are subject to semi-annual interest rate adjustments after an initial twenty-four or thirty-six month period, respectively.  The Interest Only loans adjust monthly based on One Month LIBOR for ten years, then amortize.  The obligations of the Borrower under each mortgage are secured by the related property.

The information concerning the Mortgage Loans presented below is based on a statistical pool of loans originated through September 2003.  The final pool will be approximately $750,000,000 (+/-10%).

ABSC 2003-HE7

Characteristics	Total Collateral	Total ARM Summary	Total Fixed Summary	Group I (Conforming) Summary	Group II (Conforming) Summary	Group III (Conforming and Non-Conforming) Summary

Balance	$749,296,240.96	$546,822,437.64	$202,473,803.32	$327,045,034.95	$269,586,450.65	$152,664,755.36
Number of Loans	4,172	3,085	1,087	2,077	1,716	379
Average Current Balance	$179,601	$177,252	$186,268	$157,460	$157,102	$402,809
Interest Only Loans	1.59%	2.18%	0.00%	0.78%	0.46%	5.30%
Fixed Rate Loans	27.02%	0.00%	100.00%	25.86%	27.02%	29.51%
Adjustable Rate Loans	72.98%	100.00%	0.00%	74.14%	72.98%	70.49%
W.A. Coupon	7.132%	7.293%	6.699%	7.270%	7.252%	6.626%
W.A. Margin	5.782%	5.782%	0.00%	5.814%	5.836%	5.609%
W.A. Original LTV	78.87%	80.65%	74.05%	78.75%	78.81%	79.21%
W.A. Original Term	353	359	339	354	353	354
W.A. Remaining Term	351	357	337	351	351	352
W.A. FICO	612	601	643	607	607	635
Owner Occupied	94.7%	94.8%	94.3%	93.7%	94.6%	96.9%
First Lien	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Top 5 States	CA(41%) NY(8%) FL(6%) MA(4%) IL(4%)	CA(40%) FL(5%) NY(5%) IL(5%) MA(5%)	CA(43%) NY(14%) FL(6%) NJ(5%) TX(5%)	CA(35% NY(8%) FL(6%) IL(5%) MA(4%)	CA(36%) NY(7%) FL(6%) MA(5%) TX(4%)	CA(63%) NY(9%) NJ(4%) MA(4%) FL(3%)
Conforming	79.63%	80.32%	77.75%	100%	100.00%	0.00%
Non-Conforming	20.37%	19.68%	22.25%	0.00%	0.00%	100.00%

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Four sets of tables follow.

The first set of tables is the Total Pool Collateral.

The second set of tables is the Group I Pool which consist of Conforming Collateral that conforms with Fannie Mae or Freddie Mac Guidelines.

The third set of tables is the Group II Pool which consist of Conforming Collateral that conforms with Fannie Mae or Freddie Mac Guidelines.

The fourth set of tables is the Group III Pool which consists of Conforming and Non-Conforming Collateral.

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ABSC 2003-HE7 TERM SHEET
TOTAL COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% Loans by Original Principal Balance
25,001 - 50,000	141	$6,071,878.00	0.81%
50,001 - 75,000	399	25,398,130.00	3.39
75,001 - 100,000	494	43,663,887.00	5.83
100,001 - 125,000	510	57,264,552.00	7.64
125,001 - 150,000	442	61,230,674.18	8.17
150,001 - 175,000	395	64,041,905.00	8.55
175,001 - 200,000	321	60,426,418.00	8.06
200,001 - 250,000	578	130,045,037.00	17.35
250,001 - 300,000	377	103,531,753.00	13.82
300,001 - 400,000	353	121,900,102.00	16.27
400,001 - 500,000	141	63,591,841.00	8.49
500,001 - 600,000	17	9,644,145.00	1.29
600,001 - 700,000	4	2,520,000.00	0.34
Total:	4,172	$749,330,322.18	100.00%

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HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
25,001 - 50,000	141	$6,071,852.87	0.81%
50,001 - 75,000	399	25,396,212.73	3.39
75,001 - 100,000	494	43,661,000.89	5.83
100,001 - 125,000	510	57,262,305.64	7.64
125,001 - 150,000	442	61,229,123.44	8.17
150,001 - 175,000	395	64,040,118.70	8.55
175,001 - 200,000	321	60,423,951.17	8.06
200,001 - 250,000	578	130,039,351.24	17.35
250,001 - 300,000	377	103,529,457.47	13.82
300,001 - 400,000	353	121,888,562.29	16.27
400,001 - 500,000	141	63,590,633.06	8.49
500,001 - 600,000	17	9,643,671.46	1.29
600,001 - 700,000	4	2,520,000.00	0.34
Total:	4,172	$749,296,240.96	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
500 =	9	$1,203,500.00	0.16%
501 - 525	422	59,706,025.34	7.97
526 - 550	605	92,411,872.25	12.33
551 - 575	530	86,255,433.62	11.51
576 - 600	529	90,665,568.15	12.10
601 - 625	531	99,691,107.34	13.30
626 - 650	555	104,718,297.75	13.98
651 - 675	414	84,926,150.88	11.33
676 - 700	258	54,935,243.45	7.33
701 - 725	216	50,694,997.64	6.77
726 - 750	65	14,609,329.22	1.95
751 - 775	21	4,396,284.32	0.59
776 - 800	17	5,082,431.00	0.68
Total:	4,172	$749,296,240.96	100.00%
Weighted Average: 612.3

ORIGINAL TERM

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 120	6	$575,588.37	0.08%
121 - 180	129	15,132,750.79	2.02
181 - 240	67	10,638,164.64	1.42
241 - 300	39	12,414,590.00	1.66
301 - 360	3,931	710,535,147.16	94.83
Total:	4,172	$749,296,240.96	100.00%
Weighted Average: 353.5

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	135	$15,708,339.16	2.10%
181 – 348	106	23,052,754.64	3.08
349 – 360	3,931	710,535,147.16	94.83
Total:	4,172	$749,296,240.96	100.00%
Weighted Average: 351.3

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HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Single Family	3,292	$575,575,680.63	76.82%
PUD	352	72,017,705.60	9.61
2-4 Family	291	62,687,225.13	8.37
Condo	234	38,714,958.06	5.17
Manufactured Housing	3	300,671.54	0.04
Total:	4,172	$749,296,240.96	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Primary Residence	3,910	$709,296,405.72	94.66%
Investment Property	243	36,495,360.24	4.87
Second Home	19	3,504,475.00	0.47
Total:	4,172	$749,296,240.96	100.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Refinance - Cashout	2,953	$524,145,807.68	69.95%
Purchase	881	171,509,083.91	22.89
Refinance – Rate/Term	338	53,641,349.37	7.16
Total:	4,172	$749,296,240.96	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of the Loans	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
50.000 <=	193	$25,427,321.58	3.39%
50.001 - 60.000	223	39,414,248.01	5.26
60.001 - 70.000	539	95,520,583.91	12.75
70.001 - 75.000	485	86,013,890.95	11.48
75.001 - 80.000	1,067	186,221,620.99	24.85
80.001 - 85.000	612	105,724,358.00	14.11
85.001 - 90.000	699	138,593,365.19	18.50
90.001 - 95.000	231	46,518,249.07	6.21
95.001 - 100.000	123	25,862,603.26	3.45
Total:	4,172	$749,296,240.96	100.00%
Weighted Average by Original Balance: 78.87%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	1,307	$307,987,822.78	41.10%
New York	232	57,448,916.34	7.67
Florida	298	42,015,885.31	5.61
Massachusetts	137	32,704,948.49	4.36
Illinois	184	30,661,090.63	4.09
New Jersey	138	29,921,401.45	3.99
Texas	256	28,232,548.27	3.77
Michigan	212	25,712,128.93	3.43
Maryland	78	14,729,063.48	1.97
Connecticut	85	14,060,570.00	1.88
Other	1,245	165,821,865.28	22.13
Total:	4,172	$749,296,240.96	100.00%
Number of States Represented: 49

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full	2,638	$447,185,421.47	59.68%
Stated	1,388	272,392,230.03	36.35
Limited	146	29,718,589.46	3.97
Total:	4,172	$749,296,240.96	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 5.000	32	$10,669,795.00	1.42%
5.001 - 5.500	114	30,888,278.22	4.12
5.501 - 6.000	334	76,257,063.56	10.18
6.001 - 6.500	511	113,479,385.83	15.14
6.501 - 7.000	804	161,219,706.85	21.52
7.001 - 7.500	648	116,878,929.35	15.60
7.501 - 8.000	655	105,775,132.97	14.12
8.001 - 8.500	388	54,698,975.62	7.30
8.501 - 9.000	327	42,167,217.49	5.63
9.001 - 9.500	161	17,232,734.24	2.30
9.501 - 10.000	114	12,602,072.65	1.68
10.001 - 10.500	38	3,411,985.45	0.46
10.501 - 11.000	31	2,847,194.00	0.38
11.001 - 11.500	7	578,789.94	0.08
11.501 - 12.000	8	588,979.79	0.08
Total:	4,172	$749,296,240.96	100.00%
Weighted Average: 7.132

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,087	$202,473,803.32	27.02%
11.501 - 12.000	38	12,290,690.00	1.64
12.001 - 12.500	33	8,050,820.94	1.07
12.501 - 13.000	170	37,124,899.57	4.95
13.001 - 13.500	336	75,353,575.54	10.06
13.501 - 14.000	574	116,039,831.85	15.49
14.001 - 14.500	512	94,072,132.55	12.55
14.501 - 15.000	542	90,588,693.73	12.09
15.001 - 15.000	316	44,917,225.62	5.99
15.501 - 16.000	271	35,909,108.49	4.79
16.001 - 16.500	132	15,026,317.52	2.01
16.501 - 17.000	91	10,842,792.65	1.45
17.001 - 17.500	30	2,964,585.45	0.40
17.501 - 18.000	27	2,621,794.00	0.35
18.001 - 18.500	6	526,989.94	0.07
18.501 - 19.000	7	492,979.79	0.07
Total:	4,172	$749,296,240.96	100.00%
Weighted Average: 14.299

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,087	$202,473,803.32	27.02%
1.501 - 2.000	1	193,000.00	0.03
2.501 - 3.000	5	1,036,400.00	0.14
3.001 - 3.500	24	9,037,495.00	1.21
3.501 - 4.000	7	1,820,895.00	0.24
4.501 - 5.000	1	189,071.00	0.03
5.001 - 5.500	983	188,365,818.22	25.14
5.501 - 6.000	1,288	228,304,925.39	30.47
6.001 - 6.500	535	84,757,700.60	11.31
6.501 - 7.000	237	32,114,457.43	4.29
7.001 - 7.500	3	873,000.00	0.12
8.501 - 9.000	1	129,675.00	0.02
Total:	4,172	$749,296,240.96	100.00%
Weighted Average: 5.782

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Next Rate Adjustment Date	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,087	$202,473,803.32	27.02%
2003-10	4	1,017,000.00	0.14
2003-11	32	10,877,790.00	1.45
2005-08	22	3,651,836.47	0.49
2005-09	534	90,631,380.54	12.10
2005-10	2,473	437,564,753.87	58.40
2006-08	1	201,360.63	0.03
2006-09	7	990,205.13	0.13
2006-10	12	1,888,111.00	0.25
Total:	4,172	$749,296,240.96	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
No Penalty	958	$162,474,603.76	21.68%
7 - 12	355	87,416,052.71	11.67
13 - 24	2,131	370,820,064.83	49.49
25 - 36	728	128,585,519.66	17.16
Total:	4,172	$749,296,240.96	100.00%

PRODUCT TYPES OF THE LOANS

Index Type	Number of Loans	Aggregate Remaining Principal Balance	% Of Loans by Remaining Principal Balance
1MO Interest Only	36	$11,894,790.00	1.59%
ARM 2/28	3,029	531,847,970.88	70.98
ARM 3/27	20	3,079,676.76	0.41
Fixed 10 Year	6	575,588.37	0.08
Fixed 15 Year	129	15,132,750.79	2.02
Fixed 20 Year	67	10,638,164.64	1.42
Fixed 25 Year	3	519,800.00	0.07
Fixed 30 Year	882	175,607,499.52	23.44
Total:	4,172	$749,296,240.96	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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CREDIT GRADE

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
AA	2,661	$500,533,211.16	66.80%
A-	414	64,960,820.01	8.67
A+	597	105,150,779.42	14.03
B	281	42,588,045.05	5.68
C	152	19,916,762.49	2.66
C-	30	3,986,957.83	0.53
Home Saver Program	1	264,875.00	0.04
Credit Score Program	36	11,894,790.00	1.59
Total:	4,172	$749,296,240.96	100.00%

LIEN POSITION

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1st Lien	4,172	$749,296,240.96	100.00%
Total:	4,172	$749,296,240.96	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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ABSC SERIES 2003-HE7
GROUP 1

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% Loans by Original Principal Balance
25,001 - 50,000	85	$3,668,538.00	1.12%
50,001 - 75,000	207	13,122,435.00	4.01
75,001 - 100,000	269	23,821,158.00	7.28
100,001 - 125,000	284	31,879,602.00	9.75
125,001 - 150,000	242	33,617,551.00	10.28
150,001 - 175,000	226	36,732,331.00	11.23
175,001 - 200,000	173	32,388,999.00	9.90
200,001 - 250,000	307	69,144,510.00	21.14
250,001 - 300,000	199	54,538,301.00	16.68
300,001 - 400,000	79	25,540,027.00	7.81
400,001 - 500,000	6	2,603,400.00	0.80
Total:	2,077	$327,056,852.00	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
25,001 - 50,000	85	$3,668,512.87	1.12%
50,001 - 75,000	207	13,121,456.56	4.01
75,001 - 100,000	269	23,819,624.68	7.28
100,001 - 125,000	284	31,878,258.75	9.75
125,001 - 150,000	242	33,617,200.61	10.28
150,001 - 175,000	226	36,730,659.99	11.23
175,001 - 200,000	173	32,387,937.81	9.90
200,001 - 250,000	307	69,141,719.63	21.14
250,001 - 300,000	199	54,537,109.98	16.68
300,001 - 400,000	79	25,539,154.07	7.81
400,001 - 500,000	6	2,603,400.00	0.80
Total:	2,077	$327,045,034.95	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
500 =	8	$969,750.00	0.30%
501 - 525	220	27,566,157.64	8.43
526 - 550	319	45,988,392.91	14.06
551 - 575	279	40,301,386.29	12.32
576 - 600	274	43,611,068.64	13.33
601 - 625	270	43,998,677.09	13.45
626 - 650	260	42,749,293.42	13.07
651 - 675	179	30,693,677.01	9.39
676 - 700	113	20,764,476.76	6.35
701 - 725	104	20,467,413.16	6.26
726 - 750	32	6,445,763.71	1.97
751 - 775	12	1,938,853.32	0.59
776 - 800	7	1,550,125.00	0.47
Total:	2,077	$327,045,034.95	100.00%
Weighted Average: 606.7

ORIGINAL TERM

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 120	3	$343,400.00	0.11%
121 – 180	69	7,251,432.81	2.22
181 – 240	33	4,364,759.71	1.33
241 – 300	12	2,736,450.00	0.84
301 – 360	1,960	312,348,992.43	95.51
Total:	2,077	$327,045,034.95	100.00%
Weighted Average: 353.7

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	72	$7,594,832.81	2.32%
181 – 348	45	7,101,209.71	2.17
349 – 360	1,960	312,348,992.43	95.51
Total:	2,077	$327,045,034.95	100.00%
Weighted Average: 351.5

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Single Family	1,615	$241,978,907.33	73.99%
2-4 Family	180	38,975,099.19	11.92
PUD	164	27,797,860.03	8.50
Condo	116	18,082,496.86	5.53
Manufactured Housing	2	210,671.54	0.06
Total	2,077	$327,045,034.95	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Primary Residence	1,939	$306,332,662.95	93.67%
Investment Property	132	19,617,797.00	6.00
Second Home	6	1,094,575.00	0.33
Total:	2,077	$327,045,034.95	100.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Refinance - Cashout	1,491	$234,283,591.37	71.64%
Purchase	424	69,955,485.73	21.39
Refinance – Rate/Term	162	22,805,957.85	6.97
Total:	2,077	$327,045,034.95	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of the Loans	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
50.000 <=	110	$13,588,115.43	4.15%
50.001 - 60.000	104	15,560,202.41	4.76
60.001 - 70.000	270	40,285,987.88	12.32
70.001 - 75.000	244	38,355,777.54	11.73
75.001 - 80.000	540	81,572,718.67	24.94
80.001 - 85.000	293	45,974,727.98	14.06
85.001 - 90.000	344	60,117,558.65	18.38
90.001 - 95.000	118	21,610,121.39	6.61
95.001 - 100.000	54	9,979,825.00	3.05
Total:	2,077	$327,045,034.95	100.00%
Weighted Average by Original Balance: 78.75%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	575	$115,258,493.31	35.24%
New York	112	24,582,682.05	7.52
Florida	150	18,747,657.76	5.73
Illinois	103	15,539,174.87	4.75
Massachusetts	68	14,481,330.84	4.43
New Jersey	75	14,317,632.97	4.38
Michigan	118	13,437,713.13	4.11
Texas	131	13,067,028.90	4.00
Washington	56	8,817,183.00	2.70
Virginia	43	7,756,779.82	2.37
Other	646	81,039,358.30	24.78
Total:	2,077	$327,045,034.95	100.00%
Number of States Represented: 49

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full	1,349	$202,509,005.34	61.92%
Stated	672	114,796,909.60	35.10
Limited	56	9,739,120.01	2.98
Total:	2,077	$327,045,034.95	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 5.000	10	$2,206,050.00	0.67%
5.001 - 5.500	42	9,680,099.17	2.96
5.501 - 6.000	152	29,977,085.34	9.17
6.001 - 6.500	235	44,429,909.05	13.59
6.501 - 7.000	387	67,587,502.55	20.67
7.001 - 7.500	342	56,000,942.88	17.12
7.501 - 8.000	322	48,044,886.65	14.69
8.001 - 8.500	207	26,609,394.09	8.14
8.501 - 9.000	180	22,369,052.14	6.84
9.001 - 9.500	88	9,432,709.35	2.88
9.501 - 10.000	65	6,612,510.00	2.02
10.001 - 10.500	21	1,612,430.00	0.49
10.501 - 11.000	17	1,786,294.00	0.55
11.001 - 11.500	5	445,089.94	0.14
11.501 - 12.000	4	251,079.79	0.08
Total:	2,077	$327,045,034.95	100.00%
Weighted Average: 7.270

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	522	$84,579,924.00	25.86%
11.501 - 12.000	12	2,731,450.00	0.84
12.001 - 12.500	9	2,030,000.00	0.62
12.501 - 13.000	75	14,585,437.79	4.46
13.001 - 13.500	163	31,117,112.66	9.51
13.501 - 14.000	276	48,807,189.55	14.92
14.001 - 14.500	266	43,304,027.92	13.24
14.501 - 15.000	270	41,364,905.44	12.65
15.001 - 15.500	169	21,984,954.09	6.72
15.501 - 16.000	151	19,032,692.14	5.82
16.001 - 16.500	74	8,271,842.63	2.53
16.501 - 17.000	55	5,867,605.00	1.79
17.001 - 17.500	14	1,218,630.00	0.37
17.501 - 18.000	14	1,600,894.00	0.49
18.001 - 18.500	4	393,289.94	0.12
18.501 - 19.000	3	155,079.79	0.05
Total:	2,077	$327,045,034.95	100.00%
Weighted Average: 14.424

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	522	$84,579,924.00	25.86%
2.501 - 3.000	2	486,100.00	0.15
3.001 - 3.500	6	1,354,950.00	0.41
3.501 - 4.000	3	725,400.00	0.22
5.001 - 5.500	490	85,010,572.20	25.99
5.501 - 6.000	642	99,198,972.33	30.33
6.001 - 6.500	290	41,003,038.10	12.54
6.501 - 7.000	120	14,229,078.32	4.35
7.001 - 7.500	2	457,000.00	0.14
Total:	2,077	$327,045,034.95	100.00%
Weighted Average: 5.814

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Next Rate Adjustment Date	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	522	$84,579,924.00	25.86%
2003-10	1	190,000.00	0.06
2003-11	10	2,376,450.00	0.73
2005-08	12	2,271,171.33	0.69
2005-09	269	40,297,451.59	12.32
2005-10	1,253	195,892,302.16	59.90
2006-09	5	727,024.87	0.22
2006-10	5	710,711.00	0.22
Total:	2,077	$327,045,034.95	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
No Penalty	497	$73,687,121.36	22.53%
7 - 12	155	32,473,861.88	9.93
13 - 24	1,092	169,329,554.44	51.78
25 - 36	333	51,554,497.27	15.76
Total:	2,077	$327,045,034.95	100.00%

PRODUCT TYPES OF THE LOANS

Index Type	Number of Loans	Aggregate Remaining Principal Balance	% Of Loans by Remaining Principal Balance
1MO Interest Only	11	$2,566,450.00	0.78%
ARM 2/28	1,534	238,460,925.08	72.91
ARM 3/27	10	1,437,735.87	0.44
Fixed 10 Year	3	343,400.00	0.11
Fixed 15 Year	69	7,251,432.81	2.22
Fixed 20 Year	33	4,364,759.71	1.33
Fixed 25 Year	1	170,000.00	0.05
Fixed 30 Year	416	72,450,331.48	22.15
Total:	2,077	$327,045,034.95	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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CREDIT GRADE

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
AA	1,295	$215,189,601.86	65.80%
A-	240	33,635,297.99	10.28
A+	293	45,373,761.43	13.87
B	150	20,533,068.94	6.28
C	74	8,052,485.00	2.46
C-	14	1,694,369.73	0.52
Credit Score Program	11	2,566,450.00	0.78
Total:	2,077	$327,045,034.95	100.00%

LIEN POSITION

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1st Lien	2,077	$327,045,034.95	100.00%
Total:	2,077	$327,045,034.95	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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ABSC SERIES 2003-HE7
GROUP II

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% Loans by Original Principal Balance
25,001 - 50,000	56	$2,403,340.00	0.89%
50,001 - 75,000	192	12,275,695.00	4.55
75,001 - 100,000	225	19,842,729.00	7.36
100,001 - 125,000	226	25,384,950.00	9.42
125,001 - 150,000	199	27,483,448.18	10.19
150,001 - 175,000	168	27,152,914.00	10.07
175,001 - 200,000	147	27,837,819.00	10.33
200,001 - 250,000	271	60,900,527.00	22.59
250,001 - 300,000	178	48,993,452.00	18.17
300,001 - 400,000	53	16,915,220.00	6.27
400,001 - 500,000	1	408,000.00	0.15
Total:	1,716	$269,598,094.18	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
25,001 - 50,000	56	$2,403,340.00	0.89%
50,001 - 75,000	192	12,274,756.17	4.55
75,001 - 100,000	225	19,841,376.21	7.36
100,001 - 125,000	226	25,384,046.89	9.42
125,001 - 150,000	199	27,482,247.83	10.19
150,001 - 175,000	168	27,152,798.71	10.07
175,001 - 200,000	147	27,836,413.36	10.33
200,001 - 250,000	271	60,897,631.61	22.59
250,001 - 300,000	178	48,992,347.49	18.17
300,001 - 400,000	53	16,913,492.38	6.27
400,001 - 500,000	1	408,000.00	0.15
Total:	1,716	$269,586,450.65	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
500 =	1	$233,750.00	0.09%
501 - 525	185	25,788,552.70	9.57
526 - 550	262	37,101,630.34	13.76
551 - 575	215	31,676,566.25	11.75
576 - 600	218	32,669,381.95	12.12
601 - 625	209	34,159,373.65	12.67
626 - 650	237	38,605,423.69	14.32
651 - 675	176	30,817,906.87	11.43
676 - 700	110	19,374,941.69	7.19
701 - 725	70	12,919,237.00	4.79
726 - 750	24	4,396,265.51	1.63
751 - 775	3	352,071.00	0.13
776 - 800	6	1,491,350.00	0.55
Total:	1,716	$269,586,450.65	100.00%
Weighted Average: 606.5

ORIGINAL TERM

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 120	3	$232,188.37	0.09%
121 - 180	57	6,571,867.98	2.44
181 - 240	30	4,715,404.93	1.75
241 - 300	9	1,583,300.00	0.59
301 - 360	1,617	256,483,689.37	95.14
Total:	1,716	$269,586,450.65	100.00%
Weighted Average: 353.0

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	60	$6,804,056.35	2.52%
181 - 348	39	6,298,704.93	2.34
349 - 360	1,617	256,483,689.37	95.14
Total:	1,716	$269,586,450.65	100.00%
Weighted Average: 350.8

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Single Family	1,367	$209,100,908.36	77.56%
PUD	135	23,338,405.57	8.66
2-4 Family	106	21,289,125.94	7.9
Condo	107	15,768,010.78	5.85
Manufactured Housing	1	90,000.00	0.03
Total:	1,716	$269,586,450.65	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Primary Residence	1,602	$254,981,987.41	94.58%
Investment Property	102	12,744,563.24	4.73
Second Home	12	1,859,900.00	0.69
Total:	1,716	$269,586,450.65	100.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Refinance - Cashout	1,226	$194,022,790.20	71.97%
Purchase	338	55,176,218.93	20.47
Refinance - Rate/Term	152	20,387,441.52	7.56
Total:	1,716	$269,586,450.65	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of the Loans	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
50.000 <=	76	$8,765,206.15	3.25%
50.001 - 60.000	98	14,748,545.60	5.47
60.001 - 70.000	214	32,967,521.03	12.23
70.001 - 75.000	204	31,789,363.41	11.79
75.001 - 80.000	435	68,021,791.23	25.23
80.001 - 85.000	274	41,486,240.09	15.39
85.001 - 90.000	274	46,557,995.20	17.27
90.001 - 95.000	90	16,051,108.68	5.95
95.001 - 100.000	51	9,198,679.26	3.41
Total:	1,716	$269,586,450.65	100.00%
Weighted Average by Original Balance: 78.81

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	491	$96,351,164.20	35.74%
New York	87	19,067,726.29	7.07
Florida	136	18,471,066.55	6.85
Massachusetts	56	12,657,217.65	4.70
Texas	116	11,453,345.37	4.25
Illinois	72	11,333,609.76	4.20
Michigan	91	10,926,615.80	4.05
New Jersey	48	9,567,609.39	3.55
Connecticut	39	6,364,011.00	2.36
Ohio	48	5,590,065.00	2.07
Other	532	67,804,019.64	25.15
Total:	1,716	$269,586,450.65	100.00%
Number of States Represented: 48

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full	1,095	$165,597,762.06	61.43%
Stated	551	92,407,459.14	34.28
Limited	70	11,581,229.45	4.30
Total:	1,716	$269,586,450.65	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 5.000	5	$904,400.00	0.34%
5.001 - 5.500	45	9,494,434.05	3.52
5.501 - 6.000	126	23,684,346.14	8.79
6.001 - 6.500	197	37,095,804.81	13.76
6.501 - 7.000	330	58,547,682.80	21.72
7.001 - 7.500	257	42,136,502.69	15.63
7.501 - 8.000	297	43,748,814.29	16.23
8.001 - 8.500	167	22,131,332.53	8.21
8.501 - 9.000	138	16,380,915.35	6.08
9.001 - 9.500	71	7,281,349.89	2.70
9.501 - 10.000	46	4,848,812.65	1.80
10.001 - 10.500	17	1,799,555.45	0.67
10.501 - 11.000	14	1,060,900.00	0.39
11.001 - 11.500	2	133,700.00	0.05
11.501 - 12.000	4	337,900.00	0.13
Total:	1,716	$269,586,450.65	100.00%
Weighted Average: 7.252

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	457	$72,839,775.87	27.02%
11.501 - 12.000	8	1,464,400.00	0.54
12.001 - 12.500	19	4,034,820.94	1.50
12.501 - 13.000	70	12,692,080.70	4.71
13.001 - 13.500	117	21,839,380.33	8.10
13.501 - 14.000	233	41,265,065.80	15.31
14.001 - 14.500	201	33,588,620.85	12.46
14.501 - 15.000	238	36,064,424.29	13.38
15.001 - 15.500	137	18,706,022.53	6.94
15.501 - 16.000	112	13,783,166.35	5.11
16.001 - 16.500	56	6,235,799.89	2.31
16.501 - 17.000	33	3,834,437.65	1.42
17.001 - 17.500	16	1,745,955.45	0.65
17.501 - 18.000	13	1,020,900.00	0.38
18.001 - 18.500	2	133,700.00	0.05
18.501 - 19.000	4	$337,900.00	0.13
Total:	1,716	$269,586,450.65	100.00%
Weighted Average: 14.403

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	457	$72,839,775.87	27.02%
1.501 - 2.000	1	193,000.00	0.07
2.501 - 3.000	2	220,500.00	0.08
3.001 - 3.500	2	453,000.00	0.17
3.501 - 4.000	3	560,000.00	0.21
4.501 - 5.000	1	189,071.00	0.07
5.001 - 5.500	397	65,481,320.11	24.29
5.501 - 6.000	528	82,608,834.06	30.64
6.001 - 6.500	216	32,104,820.50	11.91
6.501 - 7.000	109	14,936,129.11	5.54
Total:	1,716	$269,586,450.65	100.00%
Weighted Average: 5.836

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Next Rate Adjustment Date	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	457	$72,839,775.87	27.02%
2003-10	2	487,000.00	0.18
2003-11	5	746,500.00	0.28
2005-08	9	1,043,431.05	0.39
2005-09	226	34,909,293.13	12.95
2005-10	1,007	157,918,509.71	58.58
2006-08	1	201,360.63	0.07
2006-09	2	263,180.26	0.10
2006-10	7	1,177,400.00	0.44
Total:	1,716	$269,586,450.65	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
No Penalty	382	$55,555,502.85	20.61%
7 – 12	132	27,359,074.30	10.15
13 – 24	871	136,146,419.11	50.50
25 – 36	331	50,525,454.39	18.74
Total:	1,716	$269,586,450.65	100.00%

PRODUCT TYPES OF THE LOANS

Index Type	Number of Loans	Aggregate Remaining Principal Balance	% Of Loans by Remaining Principal Balance
1MO Interest Only	7	$1,233,500.00	0.46%
ARM 2/28	1,242	193,871,233.89	71.91
ARM 3/27	10	1,641,940.89	0.61
Fixed 10 Year	3	232,188.37	0.09
Fixed 15 Year	57	6,571,867.98	2.44
Fixed 20 Year	30	4,715,404.93	1.75
Fixed 25 Year	2	349,800.00	0.13
Fixed 30 Year	365	60,970,514.59	22.62
Total:	1,716	$269,586,450.65	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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CREDIT GRADE

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
AA	1,094	$176,023,879.99	65.29%
A-	152	22,692,922.02	8.42
A+	257	40,696,906.94	15.10
B	118	16,841,176.11	6.25
C	72	9,876,602.49	3.66
C-	15	1,956,588.10	0.73
Home Saver Program	1	264,875.00	0.10
Credit Score Program	7	1,233,500.00	0.46
Total:	1,716	$269,586,450.65	100.00%

LIEN POSITION

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1st Lien	1,716	$269,586,450.65	100.00%
Total:	1,716	$269,586,450.65	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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ABSC SERIES 2003-HE7
GROUP III

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% Loans by Original Principal Balance
125,001 - 150,000	1	$129,675.00	0.08%
150,001 - 175,000	1	156,660.00	0.10
175,001 - 200,000	1	199,600.00	0.13
300,001 - 400,000	221	79,444,855.00	52.04
400,001 - 500,000	134	60,580,441.00	39.68
500,001 - 600,000	17	9,644,145.00	6.32
600,001 - 700,000	4	2,520,000.00	1.65
Total:	379	$152,675,376.00	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
125,001 - 150,000	1	$129,675.00	0.08%
150,001 - 175,000	1	156,660.00	0.10
175,001 - 200,000	1	199,600.00	0.13
300,001 - 400,000	221	79,435,915.84	52.03
400,001 - 500,000	134	60,579,233.06	39.68
500,001 - 600,000	17	9,643,671.46	6.32
600,001 - 700,000	4	2,520,000.00	1.65
Total:	379	$152,664,755.36	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
501 - 525	17	$6,351,315.00	4.16%
526 - 550	24	9,321,849.00	6.11
551 - 575	36	14,277,481.08	9.35
576 - 600	37	14,385,117.56	9.42
601 - 625	52	21,533,056.60	14.10
626 - 650	58	23,363,580.64	15.30
651 - 675	59	23,414,567.00	15.34
676 - 700	35	14,795,825.00	9.69
701 - 725	42	17,308,347.48	11.34
726 - 750	9	3,767,300.00	2.47
751 - 775	6	2,105,360.00	1.38
776 - 800	4	2,040,956.00	1.34
Total:	379	$152,664,755.36	100.00%
Weighted Average: 634.5

ORIGINAL TERM

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
121 - 180	3	$1,309,450.00	0.86%
181 - 240	4	1,558,000.00	1.02
241 - 300	18	8,094,840.00	5.30
301 - 360	354	141,702,465.36	92.82
Total:	379	$152,664,755.36	100.00%
Weighted Average: 354.1

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	3	$1,309,450.00	0.86%
181 - 348	22	9,652,840.00	6.32
349 - 360	354	141,702,465.36	92.82
Total:	379	$152,664,755.36	100.00%
Weighted Average: 351.9

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

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PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Single Family	310	$124,495,864.94	81.55%
PUD	53	20,881,440.00	13.68
2-4 Family	5	2,423,000.00	1.59
Condo	11	4,864,450.42	3.19
Total:	379	$152,664,755.36	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Primary Residence	369	$147,981,755.36	96.93%
Investment Property	9	4,133,000.00	2.71
Second Home	1	550,000.00	0.36
Total:	379	$152,664,755.36	100.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Refinance - Cashout	236	$95,839,426.11	62.78%
Purchase	119	46,377,379.25	30.38
Refinance - Rate/Term	24	10,447,950.00	6.84
Total:	379	$152,664,755.36	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of the Loans	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
50.000 <=	7	$3,074,000.00	2.01%
50.001 - 60.000	21	9,105,500.00	5.96
60.001 - 70.000	55	22,267,075.00	14.59
70.001 - 75.000	37	15,868,750.00	10.39
75.001 - 80.000	92	36,627,111.09	23.99
80.001 - 85.000	45	18,263,389.93	11.96
85.001 - 90.000	81	31,917,811.34	20.91
90.001 - 95.000	23	8,857,019.00	5.80
95.001 - 100.000	18	6,684,099.00	4.38
Total:	379	$152,664,755.36	100.00%
Weighted Average by Original Balance: 79.21

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	241	$96,378,165.27	63.13%
New York	33	13,798,508.00	9.04
New Jersey	15	6,036,159.09	3.95
Massachusetts	13	5,566,400.00	3.65
Florida	12	4,797,161.00	3.14
Illinois	9	3,788,306.00	2.48
Texas	9	3,712,174.00	2.43
Maryland	8	3,284,850.00	2.15
Virginia	4	1,603,900.00	1.05
Michigan	3	1,347,800.00	0.88
Other	32	12,351,332.00	8.09
Total:	379	$152,664,755.36	100.00%
Number of States Represented: 29

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full	194	$79,078,654.07	51.80%
Stated	165	65,187,861.29	42.70
Limited	20	8,398,240.00	5.50
Total:	379	$152,664,755.36	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 5.000	17	$7,559,345.00	4.95%
5.001 - 5.500	27	11,713,745.00	7.67
5.501 - 6.000	56	22,595,632.08	14.80
6.001 - 6.500	79	31,953,671.97	20.93
6.501 - 7.000	87	35,084,521.50	22.98
7.001 - 7.500	49	18,741,483.78	12.28
7.501 - 8.000	36	13,981,432.03	9.16
8.001 - 8.500	14	5,958,249.00	3.90
8.501 - 9.000	9	3,417,250.00	2.24
9.001 - 9.500	2	518,675.00	0.34
9.501 - 10.000	3	1,140,750.00	0.75
Total:	379	$152,664,755.36	100.00%
Weighted Average: 6.626

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	108	$45,054,103.45	29.51%
11.501 - 12.000	18	8,094,840.00	5.30
12.001 - 12.500	5	1,986,000.00	1.30
12.501 - 13.000	25	9,847,381.08	6.45
13.001 - 13.500	56	22,397,082.55	14.67
13.501 - 14.000	65	25,967,576.50	17.01
14.001 - 14.500	45	17,179,483.78	11.25
14.501 - 15.000	34	13,159,364.00	8.62
15.001 - 15.500	10	4,226,249.00	2.77
15.501 - 16.000	8	3,093,250.00	2.03
16.001 - 16.500	2	518,675.00	0.34
16.501 - 17.000	3	1,140,750.00	0.75
Total:	379	$152,664,755.36	100.00%
Weighted Average: 13.825

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	108	$45,054,103.45	29.51%
2.501 - 3.000	1	329,800.00	0.22
3.001 - 3.500	16	7,229,545.00	4.74
3.501 - 4.000	1	535,495.00	0.35
5.001 - 5.500	96	37,873,925.91	24.81
5.501 - 6.000	118	46,497,119.00	30.46
6.001 - 6.500	29	11,649,842.00	7.63
6.501 - 7.000	8	2,949,250.00	1.93
7.001 - 7.500	1	416,000.00	0.27
8.501 - 9.000	1	129,675.00	0.08
Total:	379	$152,664,755.36	100.00%
Weighted Average: 5.609

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Next Rate Adjustment Date	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
0000-00	108	$45,054,103.45	29.51%
2003-10	1	340,000.00	0.22
2003-11	17	7,754,840.00	5.08
2005-08	1	337,234.09	0.22
2005-09	39	15,424,635.82	10.10
2005-10	213	83,753,942.00	54.86
Total:	379	$152,664,755.36	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
No Penalty	79	$33,231,979.55	21.77%
7 - 12	68	27,583,116.53	18.07
13 - 24	168	65,344,091.28	42.80
25 - 36	64	26,505,568.00	17.36
Total:	379	$152,664,755.36	100.00%

PRODUCT TYPES OF THE LOANS

Index Type	Number of Loans	Aggregate Remaining Principal Balance	% Of Loans by Remaining Principal Balance
1MO Interest Only	18	$8,094,840.00	5.30%
ARM 2/28	253	99,515,811.91	65.19
Fixed 15 Year	3	1,309,450.00	0.86
Fixed 20 Year	4	1,558,000.00	1.02
Fixed 30 Year	101	42,186,653.45	27.63
Total:	379	$152,664,755.36	100.00%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2003-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

CREDIT GRADE

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
AA	272	$109,319,729.31	71.61%
A-	22	8,632,600.00	5.65
A+	47	19,080,111.05	12.50
B	13	5,213,800.00	3.42
C	6	1,987,675.00	1.30
C-	1	336,000.00	0.22
Credit Score Program	18	8,094,840.00	5.30
Total:	379	$152,664,755.36	100.00%

LIEN POSITION

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1st Lien	379	$152,664,755.36	100.00%
Total:	379	$152,664,755.36	100.00%